SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 2, 2002

BSQUARE CORPORATION
 (Exact Name of Registrant as Specified in Charter)

WASHINGTON (State or Other Jurisdiction of Incorporation)	000-27687 (Commission File Number)	91-1650880 (IRS Employer Identification No.)

3150 139th Avenue SE, Suite 500
Bellevue, Washington 98005
(425) 519-5900
 (Address and Telephone Number of Registrant’s Principal Executive Offices)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit 99

BSQUARE CORPORATION
FORM 8-K
December 2, 2002

Item 5. Other Events.

     On December 2, 2002 BSQUARE Corporation (the “Company”) issued a press release announcing the appointment of Elwood D. Howse, Jr. to its Board of Directors and Chairman of its Audit Committee. This press release, dated December 2, 2002, is attached as Exhibit 99 to this report.

Item 7. Financial Statements and Exhibits

     (a)  and (b) not applicable

     (c)  Exhibit Index:

            99    Press Release issued by BSQUARE Corporation dated December 2, 2002.

The following items are not applicable to this Form 8-K:

     Item 1. Changes in Control of Registrant

     Item 2. Acquisition or Disposition of Assets

     Item 3. Bankruptcy or Receivership

     Item 4. Changes in Registrant’s Certifying Accountant

     Item 6. Resignations of Registrant’s Directors

     Item 8. Change in Fiscal Year

     Item 9. Regulation FD Disclosure

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: December 2, 2002	By:	/s/ JAMES R. LADD

James R. Ladd Senior Vice President, Finance & Operations, and Chief Financial Officer